                            FORM OF MONTHLY STATEMENT

                  GREENTREE FLOORPLAN RECEIVABLES MASTER TRUST
                                  SERIES 1998-1



     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1998-1 Supplement dated as of April 15,1998 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1998-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of April 1998 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

    Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount

A)  (1) The total amount of the distribution in respect of Class A
    Certificates, per $1,000 original certificate principal amount               4.44
                                                                                 ----

    (2)  The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000
    original certificate principal amount                                        4.44
                                                                                 ----

    (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000
    original certificate principal amount                                        0.00
                                                                                 ----

B)  Class A Investor Charge Offs and Reimbursement of Charge Offs

    (1) The amount of Class A Investor Charge Offs                               0.00
                                                                                 ----

    (2) The amount of Class A Investor Charge Offs set forth in paragraph 1
    above, per $1,000 original certificate principal amount                      0.00
                                                                                 ----

    (3) The total amount reimbursed in respect of Class A Investor Charge Offs   0.00
                                                                                 ----

    (4) The amount set forth in paragraph 3 above, per $1,000 original
    certificate principal amount                                                 0.00
                                                                                 ----

    (5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount
    after giving effect to all transactions on such Distribution Date            0.00
                                                                                 ----

 C)  Information regarding distributions in respect of the Class B
     Certificates, per $1,000 original certificate principal amount

     (1) The total amount of the distribution in respect of Class B
     Certificates, per $1,000 original certificate principal amount                 4.61
                                                                                    ----

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000
     original certificate principal amount                                          4.61
                                                                                    ----

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000
     original certificate principal amount                                          0.00
                                                                                    ----

 D)  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
     (d), and (e) of the definition of Class B Invested Amount

     (1) The amount of reductions in Class B Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of Class B Invested Amount                 0.00
                                                                                    ----

     (2) The amount of reductions in the Class B Invested Amount set
     forth in paragraph 1 above, per $1,000 original certificate principal amount   0.00
                                                                                    ----

     (3) The total amount reimbursed in respect of such reductions in the
     Class B Invested Amount                                                        0.00
                                                                                    ----

     (4) The amount set forth in paragraph 3 above, per $1,000 original
     certificate principal amount                                                   0.00
                                                                                    ----

     (5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount
     after giving effect to all transactions on such Distribution Date              0.00
                                                                                    ----

E)   Information regarding distributions in respect of the Class C
     Certificates, per $1,000 original certificate principal amount

     (1) The total amount of the distribution in respect of Class C
     Certificates, per $1,000 original certificate principal amount                 4.95
                                                                                    ----

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class C Certificates, per $1,000
     original certificate principal amount                                          4.95
                                                                                    ----

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class C Certificates, per $1,000
     original certificate principal amount                                          0.00
                                                                                    ----

F)   Amount of reductions in Class C Invested Amount pursuant to clauses (c),
     (d), and (e) of the definition of Class C Invested Amount

     (1) The amount of reductions in Class C Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of Class C Invested Amount                 0.00
                                                                                    ----

     (2) The amount of reductions in the Class C Invested Amount set
     forth in paragraph 1 above, per $1,000 original certificate principal amount   0.00
                                                                                    ----

     (3) The total amount reimbursed in respect of such reductions in the
     Class C Invested Amount                                                        0.00
                                                                                    ----


     (4) The amount set forth in paragraph 3 above, per $1,000 original
     certificate principal amount                                                   0.00
                                                                                    ----

     (5) The amount, if any, by which the outstanding principal balance of the Class C Certificates exceeds the Class C Invested Amount
     after giving effect to all transactions on such Distribution Date              0.00
                                                                                    ----

               GREEN TREE FINANCIAL CORPORATION, AS SERVICER

               BY: /s/ Phyllis A. Knight
                  ------------------------------
                      NAME:  PHYLLIS A. KNIGHT
                      TITLE: VICE PRESIDENT AND TREASURER

RECEIVABLES --

Beginning of the Month Principal Receivables:             1,514,457,114.40
                                                          ----------------
Removed Principal Receivables:                               34,262,474.64
                                                          ----------------
Additional Principal Receivables:                            50,240,009.53
                                                          ----------------
End of the Month Principal Receivables:                   1,576,469,193.45
                                                          ----------------
End of the Month Total Receivables:                       1,576,469,193.45
                                                          ----------------

Excess Funding / Prefunding Account Balance               $           0.00
                                                          ----------------
Aggregate Invested Amount (all Master Trust Series)       1,531,000,000.00
                                                          ----------------

End of the Month Transferor Amount                           13,513,052.27
                                                          ----------------

DELINQUENCIES AND LOSSES ---
                                                     RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                        780,622.56
                                                          ----------------
   61-90 Days Delinquent                                        505,444.82
                                                          ----------------
   90+ Days Delinquent                                          602,734.03
                                                          ----------------

   Total 30+ Days Delinquent                                  1,888,801.41
                                                          ----------------


Defaulted Accounts During the Month                             129,539.77
                                                          ----------------

INVESTED AMOUNTS ---

Class A Initial Invested Amount       400,400,000.00
                                      --------------
Class B Initial Invested Amount        20,475,000.00
                                      --------------
Class C Initial Invested Amount        19,337,000.00
                                      --------------
Class D Initial Invested Amount        14,788,000.00
                                      --------------
INITIAL INVESTED AMOUNT                                     455,000,000.00
                                                          ----------------

Class A Invested Amount               400,400,000.00
                                      --------------
Class B Invested Amount                20,475,000.00
                                      --------------
Class C Invested Amount                19,337,000.00
                                      --------------
Class D Invested Amount                14,788,000.00
                                      --------------
INVESTED AMOUNT                                             455,000,000.00
                                                          ----------------

Class A Adjusted Invested Amount      400,400,000.00
                                      --------------
Class B Adjusted Invested Amount       20,475,000.00
                                      --------------
Class C Invested Amount                19,337,000.00
                                      --------------
Class D Invested Amount                14,788,000.00
                                      --------------
ADJUSTED INVESTED AMOUNT                                    455,000,000.00
                                                          ----------------

MONTHLY SERVICING FEE                                           707,777.78
                                                          ----------------

INVESTOR DEFAULT AMOUNT                                          37,028.08
                                                          ----------------

SERIES 1996-2 INFORMATION

SERIES 1996-2 ALLOCATION PERCENTAGE                                  29.72%
                                                          ----------------
SERIES 1996-2 ALLOCABLE FINANCE CHARGE                        3,673,396.47
                                                          ----------------
SERIES 1996-2 UNREIMBURSED CHARGE-OFFS                                0.00
                                                          ----------------
SERIES 1996-2 ALLOCABLE DEFAULTED AMOUNT                         38,498.10
                                                          ----------------
SERIES 1996-2 MONTHLY FEES                                      691,758.06
                                                          ----------------
SERIES 1996-2 ALLOCABLE PRINCIPAL COLLECTIONS               108,009,275.26
                                                          ----------------

SERIES 1996-2 REQUIRED TRANSFEROR AMOUNT                     18,200,000.00
                                                             -------------
FLOATING ALLOCATION PERCENTAGE                                       30.04%
                                                                     ------

INVESTOR FINANCE CHARGE COLLECTIONS                           2,706,700.34
                                                              ------------
INVESTOR DEFAULT AMOUNT                                          37,028.08
                                                                 ---------
PRINCIPAL ALLOCATION PERCENTAGE                                      30.04%
                                                                     ------
AVAILABLE PRINCIPAL COLLECTIONS                              62,808,041.42
                                                             -------------

CLASS A FLOATING ALLOCATION                                          26.44%
CLASS A REQUIRED AMOUNT                                               0.00
                                                             -------------

CLASS B FLOATING ALLOCATION                                           1.35%
CLASS B REQUIRED AMOUNT                                               0.00
                                                             -------------

CLASS C FLOATING ALLOCATION                                           1.28%
CLASS D FLOATING ALLOCATION                                           0.98%

TOTAL EXCESS SPREAD                                             691,758.06
                                                             -------------

YIELD AND BASE RATE---

Base Rate (Current Month)                         7.77%
                                                  ----
Base Rate (Prior Month)                            n/a
                                                   ---
Base Rate (Two Months Ago)                         n/a
                                                   ---
THREE MONTH AVERAGE BASE RATE                                         7.77%
                                                                      ----

Series Adjusted Portfolio Yield (Current Month)  13.20%
                                                 ------
Series Adjusted Portfolio Yield (Prior Month)      n/a
                                                   ---
Series Adjusted Portfolio Yield (Two Months Ago)   n/a
                                                   ---
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                        13.20%
YIELD                                                                -----


PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                         26.44%
                                                                     -----
   Class A Principal Collections         55,271,076.45
                                         -------------

CLASS B PRINCIPAL PERCENTAGE                                          1.35%
                                                                      ----
   Class B Principal Collections          2,826,361.86
                                          ------------

CLASS C PRINCIPAL PERCENTAGE                                          1.28%
                                                                      ----
   Class C Principal Collections          2,669,272.74
                                          ------------

CLASS D PRINCIPAL PERCENTAGE                                          0.98%
                                                                      ----
   Class D Principal Collections          2,041,330.37
                                          ------------

AVAILABLE PRINCIPAL COLLECTIONS          62,808,041.42
                                         -------------

REALLOCATED PRINCIPAL COLLECTIONS                                    $0.00
                                                                     -----
SERIES 1996-2 PRINCIPAL SHORTFALL                                    $0.00
                                                                     -----
SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                    $0.00
PRINCIPAL SHARING SERIES                                             -----

ACCUMULATION ---

Controlled Accumulation Amount                   $0.00
                                                 -----
Deficit Controlled Accumulation Amount           $0.00
                                                 -----

CONTROLLED DEPOSIT AMOUNT                                            $0.00
                                                                     -----

PRINCIPAL FUNDING ACCOUNT BALANCE                                    $0.00
                                                                     -----

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER             $62,845,069.50
                                                            --------------
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                         $0.00
                                                                     -----
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                   $0.00
BY PRINCIPAL PAYMENTS)                                               -----
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                         $0.00
THAN BY PRINCIPAL PAYMENTS)                                          -----
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                         $0.00
THAN BY PRINCIPAL PAYMENTS)                                          -----


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                              $0.00
                                                                     -----
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED               $0.00
                                                                     -----
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED               $0.00
                                                                     -----
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED               $0.00
                                                                     -----


                  GREEN TREE FINANCIAL CORPORATION, AS SERVICER

                  BY: /s/ Phyllis A. Knight
                     -------------------------------------
                      NAME:  PHYLLIS A. KNIGHT
                      TITLE: VICE PRESIDENT AND TREASURER